UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2018

Ladder Capital Corp
(Exact Name of Registrant As Specified In Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 5, 2018, Ladder Capital Corp (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were (1) the re-election of Douglas Durst as a Class I director, with a term expiring at the 2021 annual meeting of stockholders and until his successor is duly elected and qualified, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018, (3) approval of a non-binding, advisory resolution to approve the Company’s executive compensation (“Say on Pay”), and (4) approval of a non-binding, advisory resolution on the frequency of future advisory stockholder votes to approve executive compensation.

Based on the votes by holders of Class A common stock and Class B common stock voting together, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1.                                      The re-election of Douglas Durst as a Class I director:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Douglas Durst	64,825,784	12,971,496	22,869,549

2.                                      The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
99,287,913	1,206,637	172,279

3.                                      Approval of a non-binding, advisory resolution to approve the Company’s executive compensation:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
56,323,028	18,901,113	2,573,139	22,869,549

4.                                      Approval of a non-binding, advisory resolution on the frequency of future advisory stockholder votes to approve executive compensation:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTENTIONS	BROKER NON-VOTES
42,628,487	762,333	31,794,500	2,611,960	22,869,549

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

The Company has decided, going forward, to include a stockholder vote on Say on Pay every three years, consistent with the Board’s recommendation to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

	By:	/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: June 8, 2018